Exhibit 99.1

DarkPulse, Inc. Finalizes Acquisition of Both Drone Based A.I. Companies, Remote Intelligence and Wildlife Specialists

NEW YORK, New York –August 30, 2021 – Dark Pulse, Inc. (OTC Markets: DPLS) (“DarkPulse” and the “Company”), a technology company focused on the manufacture, sale, installation, and monitoring of laser sensing systems based on its patented BOTDA dark-pulse sensor technology (the “DarkPulse Technology”) which provides a data stream of critical metrics for assessing the health and security of infrastructure, today announced the signing of two purchase agreements which closed the acquisitions of both Remote Intelligence, Limited Liability Company and Wildlife Specialists, LLC, two firms together offering fully integrated, drone based, geo-rectiﬁed, 3D modeled mapping for industrial applications, border security, critical infrastructure inspection, with specializations in the energy and environmental survey service, and specializations in the Oil & Gas industry.

Remote Intelligence provides premier unmanned aerial services as part of their holistic intelligence consultation and solutions. Remote’s focus is aerial drone systems offering rapid comprehensive site mapping and aerial inspection services. They specialize in fully integrated, geo-rectiﬁed, 3D modeled mapping for industrial applications in the energy and environmental industries. Remote also provides aerial survey, video inspection services, emergency support services, wildlife and habitat surveys, critical infrastructure, security perimeters and comprehensive system design, training, and sales for both the commercial and private sectors. Integrating the latest tech solutions including artificial intelligence, Remote Intelligence is globally connected with a base of operations in Pennsylvania.

“These acquisitions bring capabilities for existing business through our subsidiary, Optilan while expanding our services offerings immediately. Remote Intelligence not only allows platform integration with DarkPulse’s monitoring services by providing drone based “eye in the sky” capabilities but allows DarkPulse and Optilan to expand its current service offerings to new and existing customers,” stated DarkPulse Chairman and CEO Dennis O’Leary. “ I look forward to integrating the teams from Remote Intelligence and Wildlife Specialists into our global footprint as we continue to expand the Company’s product offers to the global market.”

Under the terms of the Purchase Agreements, DarkPulse has now acquired 60% of Remote Intelligence and 60% of its sister company Wildlife Specialists for an aggregate purchase price of $1,300,000, with $1,000,000 in cash and $300,000 in common shares of DarkPulse scheduled to be paid to the seller in two tranches, first $300,000 in restricted common shares and $500,000 cash payable at closing, and the remaining $500,000 cash paid within 12 weeks of closing. Additional cash will be invested in Remote and Wildlife’s ongoing operations, to be applied towards working capital and expansion of the businesses.

About Remote Intelligence LLC

Remote Intelligence provides premier provider unmanned aerial services as part of their holistic intelligence consultation and solutions focused on aerial drone systems offering rapid comprehensive site mapping and aerial inspection services. We specialize in fully integrated, geo-rectiﬁed, 3D modeled mapping for industrial applications in the energy and environmental industries. Also providing aerial survey, video inspection services, emergency support services, wildlife and habitat surveys, and comprehensive system design, training, and sales for both the commercial and private sectors. Integrating the latest tech solutions including artificial intelligence and emissions detection. We are globally connected with the base of our operations in Pennsylvania.

For more information, visit https://remote-intelligence.com

About Wildlife Specialists LLC

Wildlife Specialists was founded in 2007 to provide clients with comprehensive wildlife assessment, planning, and monitoring services. We currently maintain two regional offices located in north central and southeastern Pennsylvania and are available to provide services to clients throughout the Northeast, Midwest, and Mid-Atlantic states. Our staff is made up of well-established professionals who have a wide range of experience in wildlife management, research, and monitoring at the local and statewide levels throughout the eastern United States. In addition, we have specific expertise in providing the full range of sensitive species and habitat assessments necessary for your development projects.

For More Information, visit Http://www.Wildlife-Specialists.com

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About Optilan

Optilan is a leading independent security and communications systems integrator worldwide. With a 30-year pedigree, our customers trust us to keep the integrity of their assets safe and secure, by managing the life cycle delivery risk of our solutions. By fostering a collaborative design approach to complex problems, we provide innovative solutions, custom fit to even the most demanding of sites and scale of projects. Importantly, our commitment to our safety culture remains unwavered, to ensure that everyone goes home safely every day. We orchestrate business resilience with a suite of end-to-end solutions, combined with connectivity and professional service at a global level. Today’s business environment is more dynamic than ever. In response, businesses are urged to move at “internet speed” and evolve with continuous change and disruption accepted as the new normal. We complement our tailored, integrated expertise with a curated ecosystem of leading manufacturers, to achieve both high quality and enduring results. We are proud to foster a unique culture full of talented individuals. Our sector focus ensures that our account teams are fully accredited to their operational areas. Our professionals have the skill to adopt and embed our expertise into existing platforms, processes, and cultures, delivering exceptional value for our clients. Beyond our operational scope, we strive to consider the impact of our global footprint and mitigate associated environmental and sustainability risks. These factors combined set us apart and establish why customers continue to trust and invest in our services.

For more information, visit: www.Optilan.com

About DarkPulse, Inc.

DarkPulse uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. Our technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. Our fiber-based monitoring systems can assist markets that are not currently served, and our unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to our ongoing efforts with respect to the marketing and sales of its technology products and services to our customers, we also continue to explore potential strategic alliances through joint venture and licensing opportunities to further expand our global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

DarkPulse Solutions, Inc.

doleary@DarkPulse.com

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